American Beacon Global Evolution Frontier Markets Income Fund

Supplement dated June 30, 2014
to the
Statement of Additional Information dated February 18, 2014

Effective July 1, 2014, American Beacon Advisors, Inc. (“Manager”) will reduce the administrative service fee charged to the Fund’s A Class and C Class shares from 0.40% to 0.30% of each Class’s average daily net assets. The information below supplements the Statement of Additional Information dated February 18, 2014, and is in addition to any other supplement(s):

In the “Management, Administrative and Distribution Services” section, the penultimate sentence in the fourth paragraph on page 30 is replaced with the following:

The administration agreement provides for the Manager to receive an annualized administrative fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each Class.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE